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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 2, 2008
                  Date of Earliest Event Reported: July 1, 2008

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                                  MAXIMUS, INC.
             (Exact name of registrant as specified in its charter)


       Virginia                      1-12997                     54-1000588
   (State or other                 (Commission                (I.R.S. Employer
    jurisdiction                   File Number)              Identification No.)
  of incorporation)

          11419 Sunset Hills Road,
              Reston, Virginia                           20190-5207
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (703) 251-8500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(c) Appointment of Principal Officer.

         Effective July 1, 2008, Deanne M. Wertin was appointed the President and General Manger of the Company's Consulting Segment.

         Ms. Wertin, age 42, has served as the President of the Company's Health West Division since joining the Company in 2006. Prior to joining MAXIMUS, Ms. Wertin was a Managing Director at BearingPoint where she designed and launched a regional consulting practice serving health insurance plans. Ms. Wertin received her B.A. in Biology from the University of Virginia and her M.B.A from the University of California, Davis.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MAXIMUS, Inc.


Date:    July 2, 2008                By:   /s/ David R. Francis
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                                                   David R. Francis
                                                   General Counsel and Secretary